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                                                                       EXHIBIT 1

                  GENERAL AMERICAN TRANSPORTATION CORPORATION
                    PASS THROUGH CERTIFICATES, SERIES 1994-1
                             UNDERWRITING AGREEMENT

Salomon Brothers Inc
8700 Sears Tower
Chicago, Illinois 60606

Morgan Stanley & Co.
 Incorporated
1221 Avenue of the Americas
4th Floor
New York, New York 10020

Dear Sirs:

                                                                  August 9, 1994

      General American Transportation Corporation, a New York corporation (the "Company"), in connection with the financing of the debt portion of a leveraged lease transaction in which the Company is lessee, proposes that The First National Bank of Chicago, as trustee (the "Trustee") of the GATC 1994-1 Pass Through Trust (the "Pass Through Trust") established under the Pass Through Trust Agreement, dated as of August 1, 1992 (the "Basic Agreement"), between the Trustee and the Company, and Supplement No. 3 thereto, dated as of August 9, 1994 (the "Trust Supplement"), between the Trustee and the Company, will issue and sell $93,425,000 aggregate principal amount of Pass Through Certificates, Series 1994-1 (the "Pass Through Certificates"), with the [interest rate and final distribution date set forth on Schedule A hereto to you, as underwriters (the "Underwriters").

      As used in this Agreement the terms "Certificateholder," "Equipment," "Equipment Notes," "Excepted Property," "Indenture Estate," "Indenture Supplement," "Indenture Trustee," "Lease," "Lease Supplement," "Lien," "Operative Agreements," "Owner Trustee," "Participation Agreement," "Permitted Liens," "Rent" and "Trust Estate" shall have the meanings attributed to them in the Trust Indenture and Security Agreement, dated as of August 9, 1994, between the Owner Trustee and the Indenture Trustee (the "Indenture"). All other capitalized terms used herein shall, for the purposes hereof, have the meanings attributed to them in this Agreement.

      The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement (as hereinafter defined) and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. The "Basic Prospectus" shall mean the prospectus referred
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to in paragraph (a) below contained in the Registration Statement at the
Effective Date. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Pass Through Certificates and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Pass Though Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) below, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. "Rule 405", "Rule 415", "Rule 424" and "Rule 429" refer to such rules or regulations under the Securities Act of 1933, as amended (the "Act"). Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") on or before the Effective Date or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or, the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a Registration Statement, with the result that only information required pursuant to Rule 415 need be included in such Registration Statement at the effective date thereof with respect to the securities so offered.

      1. Representations and Warranties. The Company represents and warrants to, each Underwriter as set forth below in this Section 1.

      (a) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 33-52301) on such Form including a Basic Prospectus, for the registration under the Act of the offering and sale of up to $650,000,000 of pass through certificates. If the Company may have filed any amendments thereto, or used a Preliminary Final





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Prospectus, each such amendment or Preliminary Final Prospectus has previously been furnished to the Underwriters. Such registration statement, as amended, has become effective. The offering of the Pass Through Certificates is a Delayed Offering and, accordingly, it is not necessary that any further information has been included in an amendment to such Registration Statement prior to the Effective Date with respect to the Pass-Through Certificates and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus. The Company will next file with the Commission pursuant to Rules 415, 424(b)(2) or (5) and 429 a final supplement to the form of prospectus included in such Registration Statement relating to the Pass-Through Certificates and the offering thereof. As filed, such Final Prospectus supplement shall include all required information with respect to the Pass-Through Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Underwriters, prior to the Execution Time, will be included or made therein.

      (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined), the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act, and the respective rules and regulations thereunder, on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Basic Agreement and the Trust Supplement did or will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee and (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information





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furnished in writing to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).

      (c) The consolidated financial statements incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein, and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

      (d) The documents incorporated by reference in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, at the time they were or hereafter are filed with the Commission, complied and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any document filed with the Commission after the date as of which this representation is being made) will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations thereunder.

      (e) Since the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in the business, properties, condition (financial or other), or results of operation of the Company and its subsidiaries taken as a whole.

      (f) The Company and each Significant Subsidiary (with such term having the meaning attributed to it under Rule 405 under the Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business except in such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company taken as a whole.

      (g) The execution and delivery by the Company of this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement and the Lease and other Operative Agreements to





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which the Company is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms hereof and thereof do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws, as amended, of the Company or any agreement or instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries taken as a whole, or any provision of applicable law, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization, order or license of, or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court, domestic or foreign, is required on the part of the Company for the valid authorization, issuance and delivery of the Pass Through Certificates and the Equipment Notes, the valid authorization, execution, delivery and performance by the Company of this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement and the Lease and other Operative Agreements to which the Company is, or is to be a party, or the consummation by the Company of the transactions contemplated by this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement and the Lease and other Operative Agreements to which the Company is, or is to be, a party, except (x) such as are required under the Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states and (y) such filings or recordings with the Interstate Commerce Commission and the Registrar General of Canada under the Railway Act of Canada as may be required.

      (h) This Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement and the Lease and other Operative Agreements to which the Company is, or is to be, a party, have each been duly authorized by the Company and, when executed and delivered by the Company, will constitute valid and binding obligations of the Company, and the Basic Agreement will have been duly qualified under the Trust Indenture Act. On the Closing Date (as hereinafter defined), the Lease and other Operative Agreements to which the Company is, or is to be, a party will constitute the valid and binding obligations of the Company. The Pass Through Certificates, the Equipment Notes, the Indenture, the Participation Agreement, the Basic Agreement, the Trust Supplement and the Lease and other Operative Agreements to which the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus.

      (i) Ernst & Young, who reported on the annual consolidated financial statements of the Company incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary





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Final Prospectus or the Final Prospectus, are independent auditors as required by the Act and the rules and regulations thereunder.

      (j) Assuming the due authority of the Trustee to execute, deliver and carry out the terms of the Basic Agreement and the Trust Supplement, the Pass Through Certificates, when duly executed, authenticated and delivered by the Trustee in accordance with the terms of the Basic Agreement, the Trust Supplement and this Agreement, will be duly issued under the Basic Agreement and the Trust Supplement, and will constitute valid and binding obligations of the Trustee; and the holders thereof will be entitled to the benefits of the Basic Agreement and the Trust Supplement.

      (k) The Equipment Notes to be issued under the Indenture, when duly authorized, executed and delivered by the Owner Trustee and duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture, will be duly issued under the Indenture and will constitute valid and binding obligations of the Owner Trustee; and the holders thereof will be entitled to the benefits of the Indenture.

      (l) As of the Closing Date, the Pass Through Certificates will be rated "A-" by Standard & Poor's Corporation ("S&P") and "A3" by Moody's Investors Service, Inc. ("Moody's").

      2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to cause the Trustee to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trustee, at a purchase price of 100% of the principal amount thereof plus accrued interest, if any, on the Pass Through Certificates from August 16, 1994 to the Closing Date, the principal amount of the Pass Through Certificates set forth opposite such Underwriter's name in Schedule B hereto.

      As compensation to the Underwriters for their commitment and obligations hereunder in respect of the Pass Through Certificates, including their undertaking to offer the Pass Through Certificates for sale to the public, the Company will pay, or cause to be paid to the Underwriters by the Owner Trustee pursuant to the Participation Agreement, an amount equal to 0.8% of the aggregate principal amount of the Pass Through Certificates. Such payment shall be made simultaneously with the payment by the Underwriters to the Trustee of the purchase price of the Pass Through Certificates as specified in
Section 3 hereof. Payment of such compensation shall be made by Federal funds check or other immediately available funds to the order of Salomon Brothers Inc.

      3. Delivery and Payment. Delivery of and payment for the Pass Through Certificates shall be made on the date and at the time and location specified in Schedule A hereto, which date and time





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may be postponed by agreement between the Underwriters and the Company (such date and time of delivery and payment for the Pass Through Certificates being herein called the "Closing Date"). Delivery of the Pass Through Certificates shall be made to each of the Underwriters' respective accounts at The Depository Trust Company against payment by the Underwriters of the purchase price thereof to or upon the order of the Trustee by Federal funds check or other immediately available funds. The Pass Through Certificates shall be registered in such names and in such denominations as each Underwriter may request not less than three full business days in advance of the Closing Date or such other date as may be agreed upon.

      The Company agrees to have the Pass Through Certificates available for inspection, checking and packaging by the Underwriters in New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

      4. Offering by Underwriters. It is understood that, after this Agreement has been entered into and the Registration Statement becomes effective, the Underwriters propose to offer the Pass Through Certificates for sale to the public as set forth in the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus.

      5.    Agreements.  The Company agrees with the Underwriters that:

      (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective and the Basic Agreement to be qualified under the Trust Indenture Act. Prior to the Closing Date, the Company will not file any amendment of the Registration Statement or supplement to the Final Prospectus unless the Company has furnished the Underwriters a copy for your review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object. Subject to the foregoing sentence, if filing of the Final Prospectus is required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Pass Through Certificates, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or





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supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Pass Through Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) during the period when a prospectus relating to the Pass Through Certificates is required to be delivered under the Act, of the mailing or the delivery to the Commission for filing of any document to be filed pursuant to the Exchange Act. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

      (b) If at any time when a prospectus relating to the Pass Through Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

      (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and the applicable rules and regulations thereunder.

      (d) The Company will furnish to each Underwriter and the Underwriters' counsel, without charge, a signed copy of the Registration Statement (including exhibits thereto and materials incorporated by reference therein) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the Basic Prospectus, each Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as any Underwriter may reasonably request.

      (e) The Company will arrange for the qualification of the Pass Through Certificates for sale under the laws of such jurisdictions as each of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Pass Through Certificates; provided, however, that the Company will not be required to file any general consent to service of process or qualify to do business in any jurisdiction in order to effect such qualification.





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      (f)   Between the date of this Agreement and the Closing Date, the
Company will not without the Underwriters' prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Act which are substantially similar to the Pass Through Certificates (other than the Pass Through Certificates).

      (g)   As of the date hereof it is in compliance with all provisions of
Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Final Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

      6. Conditions to the Obligation of the Underwriters. The Underwriters' obligation to purchase the Pass Through Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

      (a) If the Registration Statement has not become effective prior to the Execution Time, the Registration Statement shall have become effective not later than (i) 5:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m., New York City time, on such date or (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m., New York City time, on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b) The representations and warranties of the Company contained in the Participation Agreement, the Lease and other Operative Agreements shall be true and correct in all material respects on and as of the Closing Date with the same effect as





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though such representations and warranties had been made on and as of such date, and the Company shall have delivered to you a certificate, dated the Closing Date, signed in each case by the President or any Vice President and its principal financial or accounting officer to the effect that the signers of such certificate have carefully examined the Participation Agreement, the Lease and other Operative Agreements, the Registration Statement, the Preliminary Final Prospectus and the Final Prospectus and that:

            (i) The representations and warranties of the Company in the Participation Agreement, the Lease and the other Operative Agreements, to which the Company is, or is to be, a party are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date.

          (ii) The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date pursuant to the terms of the Basic Agreement, the Trust Supplement, the Participation Agreement, the Lease and the other Operative Agreements, to which the Company is, or is to be, a party.

         (iii) Nothing has come to their attention that would lead either of them to believe that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (c) The Company shall have furnished to the Underwriters and the rating agencies (if so required) the opinion of Ronald J. Ciancio, counsel to the Company, dated the Closing Date, in form reasonably satisfactory to the Underwriters, the rating agencies and to Winston & Strawn, special counsel for the Underwriters, to the effect that:

            (i) the Company and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except in such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole;





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          (ii)     the Company has the corporate power and authority under New
      York law to perform its obligations hereunder and under the Participation Agreement, the Basic Agreement, the Trust Supplement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party;

         (iii) all the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of each Significant Subsidiary are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

          (iv) there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus which is not adequately disclosed, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

            (v) the execution and delivery by the Company of this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated and in the manner herein and therein contemplated and compliance by the Company with the terms hereof and thereof, do not and will not conflict with, or result in a breach by the Company of, any of the terms or provisions of, or constitute a default under its Articles of Incorporation or By-laws, as amended, or any indenture or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound that is material to the Company and its subsidiaries taken as a whole, or any law, rule, regulation, judgment or order known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Company, except that such counsel need express no opinion or belief as to the accuracy or completeness of the Registration Statement or Final Prospectus except for the opinions expressed in clause





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      (iv) (except that such counsel need not express any opinion as to any violation of any such law, rule or regulation, judgment or order (a) which does not materially affect the validity of the Equipment Notes or the Pass Through Certificates or (b) which reflects conclusions based on misrepresentations to, concealment of information from or other fraudulent acts perpetrated on such counsel);

          (vi) each document filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus (except for the financial statements, including the notes thereto and related schedules and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no opinion) appeared on its face, as of its respective filing date, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

         (vii) assuming due authorization, execution and delivery of the Basic Agreement and the Trust Supplement by the Trustee, the Basic Agreement and the Trust Supplement constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity.

      (d) The Company shall have furnished to the Underwriters and the rating agencies (if so required) the opinion of Mayer, Brown & Platt, special counsel to the Company, dated the Closing Date, in form reasonably satisfactory to the Underwriters, the rating agencies and to Winston & Strawn, special counsel for the Underwriters, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

          (ii) the execution and delivery by the Company of this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated and in the manner herein and therein contemplated and compliance by the Company with the terms hereof and thereof, do not and will not conflict with, or result in a breach by the Company of, any of the terms or provisions of, or constitute a default under, its Articles of Incorporation or By-laws, as amended;

         (iii) the Pass Through Certificates conform in all material respects to the description thereof contained in the Final Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same;

          (iv) no authorization, approval, consent, order or license of or filing with or giving of notice to any government, governmental instrumentality, regulatory body or authority or court in the United States is required on the part of the Company for the valid authorization, execution, delivery and performance by the Company of this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement, the Lease and other Operative Agreements to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement, the Participation Agreement, the Basic Agreement, the Trust Supplement, the Lease and other Operative Agreements to which the Company is, or is to be, a party, except (x) such as are required under the Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states and (y) such filings with the Interstate Commerce Commission as may be required;

            (v) the Registration Statement has become effective under the Act; any filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, required pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); the Basic Agreement has become qualified under the Trust Indenture Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (other than the financial statements, including the notes thereto, and related schedules and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations thereunder;

          (vi) title to the Equipment to be subjected to the Lease will, when such Equipment shall have been transferred to the Owner Trustee as provided in the Participation Agreement, be validly vested in the Owner Trustee, subject to no liens or encumbrances of record at the Interstate Commerce Commission except for the Lease and the Indenture;

         (vii) this Agreement, the Participation Agreement, the Lease, and all other Operative Agreements to which the Company is, or is to be, a party have been duly authorized by the Company and, on the Closing Date, upon execution and delivery by the parties thereto, will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity and, except, in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not in such counsel's opinion make the remedies provided in the Lease inadequate for the practical realization of the rights and benefits provided thereby and, except, in the case of this Agreement, for the indemnification and contribution provisions hereof as a result of securities laws or public policy;

        (viii) the Equipment Notes, the Indenture, the Participation Agreement, the Basic Agreement, the Trust Supplement, and the Lease and other Operative Agreements (to the extent described therein) conform in all material respects to the descriptions thereof contained in the Final Prospectus;

          (ix) the statements in the Registration Statement and Final Prospectus under the headings "Federal Income Tax Consequences", "Certain Illinois Taxes" and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

            (x) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (xi) upon consummation of the transactions contemplated by the Participation Agreement on the Closing Date, the Equipment Notes, when duly authorized, executed and delivered by the Owner Trustee and duly authenticated by the Indenture Trustee, will constitute valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity and the holders of the Equipment Notes will be entitled to the benefits of the Indenture;

         (xii) although counsel is not aware of any judicial authority, the Pass Through Trust is not required to be registered under the Investment Company Act of 1940, as amended;

        (xiii) assuming due authorization, execution and delivery of the Indenture by the parties thereto, the Indenture will subject the Indenture Estate to the security interests created thereby; and

         (xiv) other than taxes, fees or other governmental charges payable by the Trustee in its individual capacity and not upon the trust created under the Indenture or the Pass Through Trust, there are no taxes, fees or other governmental charges payable under the laws of the State of Illinois or any political subdivision thereof in connection with (x) the execution and delivery by the Trustee, as Indenture Trustee, of the Indenture, the Participation Agreement and the other Operative Agreements to which it is a party or (y) the execution and delivery by the Trustee, as Pass Through Trustee, of the Basic Agreement and the related Trust Supplement and the issuance, execution and delivery of the Pass Through Certificates by the Trustee, as Pass Through Trustee, pursuant to the Basic Agreement and the Trust Supplement or (z) the issuance, authentication and delivery of the Equipment Notes.

Each of Ronald J. Ciancio, counsel to the Company, and Mayer, Brown & Platt, special counsel to the Company, shall also state that while such counsel has not checked the accuracy or completeness of the statements contained in the Registration Statement, in the course of such counsel's review and discussion of the contents of the Registration Statement with certain officers and employees of the Company, the Underwriters and their counsel and its independent accountants, but without independent check or verification, such counsel has no reason to believe that the Registration Statement or any amendment thereof (other than the financial statements, including the notes thereto, and related schedules and other financial and statistical information contained therein as to which such counsel need express no opinion) at the Effective Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented as of the Closing Date (other than the financial statements, including the notes thereto, and related schedules and other financial and statistical information contained therein as to which such counsel need express no opinion), includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In rendering the foregoing opinions, each such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

      (e) The Underwriters and the rating agencies (if so required) shall have received from the Law Department of The First National

Bank of Chicago, counsel for The First National Bank of Chicago ("First Chicago"), individually, as Trustee and Indenture Trustee, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, the rating agencies and Winston & Strawn, special counsel for the Underwriters, to the effect that:

            (i) First Chicago is a national banking association duly organized and validly existing in good standing under the laws of the United States, and, in its individual capacity or as Trustee or Indenture Trustee, as the case may be, has full corporate power and authority to execute, deliver and carry out the terms of the Indenture, the Participation Agreement, the Basic Agreement, the Trust Supplement and the other Operative Agreements to which it is, or is to be, a party;

          (ii) First Chicago, the Trustee or the Indenture Trustee, as the case may be, has duly authorized, executed and delivered the Participation Agreement, the Basic Agreement, the Trust Supplement and the Indenture; the Basic Agreement, the Trust Supplement and the Participation Agreement constitute the valid and binding obligations of First Chicago, the Trustee or the Indenture Trustee, as the case may be, enforceable against First Chicago, the Trustee or the Indenture Trustee, as the case may be, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

         (iii) the Pass Through Certificates have been duly authorized and validly executed, authenticated, issued and delivered by the Trustee, pursuant to the Basic Agreement and the Trust Supplement; and the holders of the Pass Through Certificates are entitled to the benefits of the Basic Agreement and the Trust Supplement;

          (iv) the authorization, execution, delivery and performance by First Chicago, the Trustee or the Indenture Trustee, as the case may be, of the Indenture, the Participation Agreement, the Basic Agreement, the Trust Supplement and the other Operative Agreements to which it is or will be party and the consummation of the transactions therein contemplated and compliance with the terms thereof and the issuance of the Pass Through Certificates thereunder do not and will not result in the violation of the provisions of the Articles of Association or By-Laws of First Chicago, and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of First Chicago, the Trustee or the Indenture Trustee, as the case may be, under any indenture, mortgage or other agreement or instrument known to such counsel to which the Trustee or the Indenture Trustee, as the case may be, is a party or by which it or any of its property is bound, or any state or Federal law, rule or regulation governing First Chicago's, the Trustee's or the Indenture Trustee's banking or trust powers, or of any judgment, order or decree known to such counsel to be applicable to First Chicago, the Trustee or the Indenture Trustee, as the case may be, of any court, regulatory body, administrative agency, government or governmental body having jurisdiction of First Chicago, the Trustee or the Indenture Trustee or its properties;

            (v) no authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any Federal or state governmental authority or agency pursuant to any Federal or state law governing the banking or trust powers of First Chicago, the Trustee or the Indenture Trustee is required for the authorization, execution, delivery and performance by First Chicago, the Trustee or the Indenture Trustee of the Indenture, the Participation Agreement, the Basic Agreement, the Trust Supplement and the other Operative Agreements to which it is or will be a party or the consummation of any of the transactions by the Trustee or Indenture Trustee contemplated thereby or the issuance of the Pass Through Certificates under the Basic Agreement and the Trust Supplement (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law;

          (vi) no filing or recording of any document or instrument was or is necessary to establish and perfect the security interest created by the Indenture in all estate, right, title and interest of the Owner Trustee in and to the Lease (and the Lease Supplement) covering the Equipment (other than Excepted Property), and to establish and perfect the Indenture Trustee's estate, right and interest in and to the Equipment on the date of the Indenture, except for such filings with the Interstate Commerce Commission as are required; and

         (vii) assuming due authorization, execution and delivery of the Indenture Supplements covering the Equipment by the Owner Trustee, such Indenture Supplement will, to the extent that Illinois law is applicable thereto and on the basis of the law on the date of the opinion, subject the Equipment covered thereby to the security interest created by the related Indenture.

Such opinion shall be to such further effect with respect to other legal matters relating to the Indentures, the Participation Agreements, the Basic Agreement, the Trust Supplement and the other Operative Agreements, to which First Chicago, the Trustee or the Indenture Trustee is, or is to be, a party, and the sale of Pass Through Certificates hereunder as counsel for the Underwriters may reasonably request. In giving such opinion, the Law Department of The First National Bank of Chicago (A) may state that no opinion is expressed as to laws other than the laws of the State of Illinois and Federal law, (B) may rely as to the opinions expressed in clauses (ii) and
(iii), insofar as they involve matters relating to the laws of the State of New York, upon the opinions referred to in Section 6(c) and (d) hereof, in which case the opinion shall state that they believe that they and the Underwriters are entitled to so rely and (C) may assume as to the opinions expressed in clause (ii) relating to the Participation Agreement, insofar as they involve matters relating to the laws of the State of New York, that such Participation Agreement constitute legal, valid and binding instruments under such laws.

      (f) The Underwriters shall have received from Winston & Strawn, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Pass Through Certificates, the Basic Agreement, the Trust Supplement, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

      (g) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the President or any Vice President and the principal financial officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company's knowledge, no proceedings for that purpose have been instituted or threatened; and

         (iii) since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

      (h) At the Execution Time and at the Closing Date, Ernst & Young shall have furnished to the Underwriters a letter or letters, dated, respectively, as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:

            (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors of the Company and standing committees thereof; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                   (1) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                   (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes (except for changes occurring in the normal course of business), at a specified date not more than five business days prior to the date of the letter, in the advances to, investments in or receivables from related parties, or in the capital stock or long term debt of the Company and its subsidiaries or any decreases in the shareholders' equity of the Company or consolidated net current assets or net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net operating revenues or in income before income taxes and net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter; or

                   (3) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; and

         (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, agrees with the accounting records of the Company and it subsidiaries, excluding any questions of legal interpretation.

References to the Final Prospectus in paragraph (h) include any supplement thereto at the date of the letter.

      (i) Subsequent to the Execution Time or, if earlier, the respective dates as of which information is given in the Registration Statement and the Final Prospectus there shall not have been (i) any change or decrease specified in the letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business, properties, condition (financial or other), or results of operation of the Company and its subsidiaries taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Pass Through Certificates as contemplated by the Registration Statement and the Final Prospectus.

      (j) Subsequent to the Execution Time and prior to the Closing Date, there shall have been any decrease in the rating of any of the Company's long-term debt securities by S&P or Moody's or any notice given of any intended or potential decrease in any such rating or of any review of or possible change in any such rating that does not indicate the direction of the possible change.

      (k) Prior to the Closing Date, the Company shall have furnished or caused to be furnished to the Underwriters and the rating agencies such further information, certificates, opinions and documents as either Underwriter or the rating agencies may reasonably request.

      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and your counsel, this Agreement and all your obligations hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

      7. Payment by the Company of Certain Expenses. Whether or not any sale of the Pass Through Certificates is consummated, the Company agrees to pay or cause to be paid all of the Company's expenses incident to the performance of its obligations under this Agreement, the Basic Agreement and the related Trust Supplement, including, but not limited to:

            (i) the preparation, printing and distribution of this Agreement, the Registration Statement, the Basic Prospectus, the Preliminary Final Prospectus, the Final Prospectus and all amendments and supplements to the foregoing, the Basic Agreement, the Trust Supplement and each of the other Operative Agreements,

          (ii) the preparation, issuance and delivery of the Pass Through Certificates,

         (iii) the fees and disbursements of the Company's counsel and accountants,

          (iv) the qualification of the Pass Though Certificates under securities or Blue Sky laws in accordance with the provisions of Section 5(e), including filing fees and the fees and disbursements of your counsel in connection therewith and in connection with the preparation of any Blue Sky memorandum,

          (v) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee, and

          (vi) any fees charged by rating agencies for the rating of the Pass Through Certificates,

provided, however, that the Company shall be under no obligation to pay or cause to be paid, the fees and disbursements of your counsel in connection with item (iv) above, if the sale of the Pass Through Certificates is not consummated as a result of the breach by the Underwriters of their obligations hereunder.

      In addition to the foregoing, the Company agrees to pay certain fees and disbursements of the Underwriters' counsel as agreed in the Participation Agreement.

      8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Pass Through Certificates as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if the person asserting any such loss, claim, damage or liability purchased the Pass Through Certificates which are the subject thereof but did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Pass Through Certificates, in any case where (A) such delivery is required by the Act, (B) the untrue statement or omission of a material fact contained in such Basic Prospectus or Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented) and (C) if a copy of such Final Prospectus (or Final Prospectus as amended or supplemented) had been so sent or given, such delivery would have cured the defect giving rise to the claim asserted by such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in clause (a) of this Section 8. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under the heading "Underwriting" in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus, and the Underwriters confirm that such statements are correct.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel and one local counsel for all such indemnified parties in such action, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d)    In the event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Pass Through Certificates; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Pass Through Certificates) be responsible for any amount in excess of the underwriting discount or commission applicable to the Pass

Through Certificates purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

      9. Termination. This Agreement shall be subject to termination in the Underwriters' absolute discretion by notice given to the Company prior to delivery of and payment for the Pass Through Certificates, if prior to such time (i) trading in securities of the Company or of GATX Corporation, the Company's corporate parent (the "Parent"), shall have been suspended by the Commission, trading in the Parent's securities shall have been suspended by the New York Stock Exchange or the Chicago Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market the Pass Though Certificates.

      If the sale of the Pass Through Certificates provided for herein is not consummated because any condition to the Underwriters' obligation set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by each of you in connection with the proposed purchase and sale of the Pass Through Certificates.

      10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Pass Through Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

      11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule A hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 500 West Monroe Street, Chicago, Illinois 60661-3676, Attention: Secretary.

      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

      13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

      If the foregoing is in accordance with each of your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriters.

                                        Very truly yours,



                                        GENERAL AMERICAN TRANSPORTATION
                                          CORPORATION


                                        By ___________________________
                                           Treasurer


The foregoing Agreement is
hereby confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC


By __________________________

MORGAN STANLEY & CO. INCORPORATED


By __________________________

                                   SCHEDULE A


PASS THROUGH          AGGREGATE          INTEREST             FINAL
CERTIFICATE            PRINCIPAL           RATE            DISTRIBUTION
DESIGNATION             AMOUNT                                 DATE


Series 1994-1         $93,425,000         8.42%           January 1, 2015





Closing Date, Time and Location: August 16, 1994; 9:00 a.m. Chicago time; Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603.

Addresses for notices pursuant to Section 11: Salomon Brothers Inc at Seven World Trade Center, New York, New York 10048 Attention: Legal Department; Morgan Stanley & Co. Incorporated at 1221 Avenue of the Americas, 4th Floor, New York, New York 10020 Attention: May C. Busch.

                                   SCHEDULE B


                                           PRINCIPAL AMOUNT OF
                                        PASS THROUGH CERTIFICATES
 UNDERWRITERS                                TO BE PURCHASED
 ------------                                ---------------
Salomon Brothers Inc                         $46,713,000


Morgan Stanley & Co. Incorporated            $46,712,000
                                             -----------


TOTAL                                        $93,425,000
                                             ===========